                            EXHIBIT 10.38

                           FIRST AMENDMENT TO
          CONSTRUCTION LOAN PURCHASE AND SERVICING AGREEMENT

     The First Amendment to Construction Loan Purchase and Servicing Agreement dated as of March 1, 1997 (this "Amendment"), by and between DeGeorge Financial Corporation (the "Parent"), DeGeorge Home Alliance, Inc. ("DeGeorge"), Plymouth Capital Company, Inc. ("Plymouth Capital") (the Parent, DeGeorge and Plymouth Capital being referred to collectively as the "Sellers"), and Residential Funding Corporation ("RFC") amends certain provisions of that certain Construction Loan Purchase and Servicing Agreement dated as of April 14, 1995 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), by and between the Sellers and RFC.

     WHEREAS, RFC and the Sellers have agreed to amend portions of the Agreement relating to the Parent's Tangible Net Worth, all as described below.

     In consideration of the mutual promises contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. For purposes of this Amendment, all section references shall refer to sections of the Agreement and, unless otherwise indicated, all capitalized terms shall have the meanings assigned to those terms in the Agreement.

     2.   AMENDMENTS TO AGREEMENT AND EXHIBITS.

          a. Section 3.04(d) shall be amended and restated in its entirety to read as follows:

                  (d) The Parent shall immediately notify RFC in writing if its Tangible Net Worth, calculated in accordance with GAAP applied on a basis consistent with the Parent's most recent audited consolidated financial statement, shall be less than $500,000 at any time prior to December 31, 1997, and less than $8 million on or after December 31, 1997.

          b. Section 8.01 shall be amended and restated in its entirety to read as follows:

                  Section 8.01 TERM OF AGREEMENT.  This Agreement may be
               terminated at will by either party upon the giving of 180 days prior


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               written notice to the other Party; provided, however, if at any time on or after December 31, 1997 the Parent's Tangible Net Worth, calculated in accordance with GAAP applied on a basis consistent with the Parent's most recent audited consolidated financial statements, is less than $8 million, then RFC may terminate this agreement upon 30 days prior written notice to the Sellers. In addition, if a Change of Control occurs, RFC may terminate this Agreement immediately upon the giving of written notice to the Sellers.

     3. Continued Effectiveness of Agreement. The Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, and all references to the Agreement in any document shall hereafter be deemed to refer to the Agreement as amended hereby. This Amendment is hereby incorporated into, and shall for all purposed be deemed to be a part of, the Agreement.

     4. Section Headings. Section headings in this Amendment are for convenience only and shall not in any way limit or affect the meaning or interpretation of any of the provisions of this Amendment.

     5. Entire Agreement. The Agreement, as amended by this Amendment, embodies the entire agreement between the parties as to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     7. Effectiveness. This Amendment shall be of no force or effect unless and until it has been executed and delivered by RFC and each of the Sellers.


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     IN WITNESS WHEREOF, each of the undersigned parties to this Amendment has caused this Amendment to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.

                                        DEGEORGE FINANCIAL CORPORATION

Attest:



                                        By:  /s/ JAMES E. FENSKE
                                             -------------------
By:  /s/ SALVATORE A. BUCCI             Name: JAMES E. FENSKE
     ----------------------
Name: SALVATORE A. BUCCI                Its: VICE PRESIDENT
Its: VICE PRESIDENT


                                        DEGEORGE HOME ALLIANCE, INC.

Attest:



                                        By:  /s/ JAMES E. FENSKE
                                             -------------------
By:  /s/ SALVATORE A. BUCCI             Name: JAMES E. FENSKE
     ----------------------
Name: SALVATORE A. BUCCI                Its: VICE PRESIDENT
Its: VICE PRESIDENT


                                        PLYMOUTH CAPITAL COMPANY, INC.

Attest:


                                        By:  /s/ JAMES E. FENSKE
                                             -------------------
By:  /s/ SALVATORE A. BUCCI             Name: JAMES E. FENSKE
     ----------------------
Name: SALVATORE A. BUCCI                Its: VICE PRESIDENT
Its: VICE PRESIDENT


                                        RESIDENTIAL FUNDING CORPORATION

Attest:

                                        By:  /s/ JEFFREY B. GRIFFIN
                                             ----------------------
By: /s/ GEORGE WESTFALL                 Name: JEFFREY B. GRIFFIN
    -------------------
Name: GEORGE WESTFALL                   Its: DIRECTOR
Its: MANAGING DIRECTOR


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